SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 3, 2008 (February 26, 2008)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Royal Center One, 11675 Great Oaks Way, Suite 120, Alpharetta, Georgia 30022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities.

On February 26, 2008, the Compensation Committee of the Board of Directors of Tri-S Security Corporation (the “Company”) granted to Ronald G. Farrell, the Company’s Chief Executive Officer, a ten-year, non-qualified stock option to purchase 400,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an exercise price of $2.50 per share (the “Farrell Option”). The Farrell Option vests with respect to 50% of the underlying shares of Common Stock on the date of grant and 50% of the underlying shares of Common Stock on February 26, 2009; provided, however, that the Company will not be required to issue any shares of Common Stock upon exercise of the Farrell Option unless such issuance is covered by an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or an exemption from the registration requirements of the Securities Act is available with respect to such issuance (the “Farrell Vesting Schedule”). The Farrell Option was granted pursuant to the Company’s Stock Incentive Plan, as amended and restated, which was approved by the Company’s shareholders at the Company’s 2006 annual meeting of shareholders. The Farrell Option was issued without registration under the Securities Act upon the exemption from registration set forth in Section 4(2) of the Securities Act (“Section 4(2)”) and Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon representations made by Mr. Farrell regarding this investment interest, sophistication and status as an “accredited investor,” as defined in Rule 501 of Regulation D, among other things.

On February 26, 2008, the Company also granted to the former shareholders (the “Former Shareholders”) of Paragon Systems, Inc., the Company’s wholly-owned subsidiary which the Company acquired from the Former Shareholders in February 2004 (“Paragon Systems”), ten-year, non-qualified stock options to purchase an aggregate of 40,000 shares of Common Stock, at an exercise price of $2.50 per share and with a vesting schedule identical to the Farrell Vesting Schedule (the “Settlement Options”). The Settlement Options were granted pursuant to the terms of that certain Settlement Agreement and General Release, dated September 13, 2007, among the Company, Paragon Systems and Mr. Farrell, on the one hand, and the Former Shareholders, on the other hand, which provides that the Former Shareholders are entitled to receive 10% of any equity securities of the Company which are issued to Mr. Farrell prior to May 18, 2008. The Settlement Options were issued without registration under the Securities Act in reliance upon the exemption from registration set forth in Section 4(2) and Regulation D. The Company based such reliance upon representations made by the Former Shareholders regarding their investment intent, sophistication and status as “accredited investors,” as defined in Rule 501 of Regulation D, among other things.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

By:	/s/ Ronald G. Farrell
Ronald G. Farrell, Chief Executive Officer

Dated: March 3, 2008